  Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 28th day of September, 2020 by and among ImageWare Systems, Inc., a Delaware corporation (the “Company”), and the “Purchasers” named in that certain Securities Purchase Agreement, dated as of September 28, 2020, by and among the Company and the Purchasers (the “Purchase Agreement”). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

The parties hereby agree as follows:

1.
Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that (either directly or indirectly) controls, is controlled by, or is under common control with the specified Person, and shall also include any Related Fund of such Person. The term “control” includes the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of securities, by contract or otherwise.

“Common Stock” means the Company’s common stock, par value $0.01 per share, and any securities into which such Common Stock may hereinafter be reclassified.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Preferred Stock issued pursuant to the Purchase Agreement.

“Person” means an individual, partnership, corporation, unincorporated organization, joint stock company, limited liability company, association, trust, joint venture or any other entity, or a governmental authority.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

“Purchasers” means the Purchasers identified in the Purchase Agreement and any Affiliate or permitted transferee of any Purchaser who is a subsequent holder of any Registrable Securities.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means the (i) Conversion Shares and any other securities issued or issuable with respect to or in exchange for Registrable Securities, whether by merger, charter amendment or otherwise, and (ii) shares of Common Stock issuable as dividends payable with respect to the Preferred Stock; provided, that, a security shall cease to be a Registrable Security upon sale pursuant to a Registration Statement or Rule 144 under the 1933 Act.

“Registration Statement” means any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Related Fund” means, with respect to any Person, any fund, account or investment vehicle that is controlled or managed by (i) such Person, (ii) an Affiliate of such Person or (iii) the same investment manager, advisor or subadvisor as such Person or an Affiliate of such investment manager, advisor or subadvisor.

“Required Purchasers” means, as of any date of determination, the Purchasers holding a majority of the Registrable Securities as of such date.

“SEC” means the U.S. Securities and Exchange Commission.

 “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.
Registration.

(a) Registration Statements.

(i) No later than thirty (30) days from the date of this Agreement (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement (the “Initial Registration Statement”) covering the resale of all of the Registrable Securities on a continuous basis pursuant to Rule 415 of the Securities Act. The Initial Registration Statement filed hereunder shall be on Form S-3; provided, that if Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (x) register the resale of the Registrable Securities on another appropriate form and (y) undertake to register the resale of Registrable Securities on Form S-3 as soon as such form is available, provided, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the staff of the SEC. No Purchaser shall be named as an “underwriter” in the Initial Registration Statement without such Purchaser’s prior written consent. Such Initial Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Initial Registration Statement shall not include any shares of Common Stock or other securities for the account of any other Person (including the Company) without the prior written consent of the Required Purchasers. The Initial Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Purchasers and their counsel prior to its filing or other submission. If (i) the Initial Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, or (ii) prior to the effective date of the Initial Registration Statement, the Company shall fail to file any pre-effective amendment to the Initial Registration Statement required to be filed by the SEC or otherwise respond to comments from the SEC within 15 days from the date of receipt of such comments (a “Response Failure”), the Company will make payments to each Purchaser, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate Purchase Price paid by such Purchaser for its Preferred Stock on the Closing Date pursuant to the Purchase Agreement (such amount, with respect to each Purchaser, the “Investment Amount”) for the first 30-day period or pro rata for any portion thereof following the Filing Deadline for which no Initial Registration Statement is filed with respect to the Registrable Securities, or following a Response Failure, as the case may be, and 1.5% of such Purchaser’s Investment Amount for each 30-day period thereafter or pro rata for any portion thereof for which no Initial Registration Statement is filed with respect to the Registrable Securities, or following a Response Failure, as the case may be; provided, that the maximum payments to any Purchaser pursuant to this Section 2(a)(i) shall not exceed 12.0% of such Purchaser’s Investment Amount. Such payments shall constitute the Purchasers’ exclusive monetary remedy for such events, but shall not affect the right of the Purchasers to seek injunctive relief.

(b) Expenses. The Company will pay all expenses associated with each Registration Statement (whether or not such Registration Statement becomes effective), including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, and the reasonable fees and expenses of counsel to, (i) with respect to the Initial Registration Statement or a Demand Registration, the Required Purchasers, and (ii) with respect to any Piggyback Registration, Purchasers that at the relevant time hold at least a majority of the Registrable Securities held by all Purchasers to be included in such Piggyback Registration.

(c) Effectiveness of Registration Statements.

(i) The Company shall use its best efforts to have the Initial Registration Statement declared effective as soon as practicable, but in no event later than ninety (90) days after the date of this Agreement. The Company shall notify the Purchasers by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Purchasers with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. If (A) the Initial Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the earlier of (i) five (5) Business Days after the SEC shall have informed the Company that no review of the Initial Registration Statement will be made or that the SEC has no further comments on the Registration Statement and (ii) the 90th day after the date hereof; (B) after the Initial Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Initial Registration Statement for any reason (including without limitation by reason of a stop order, the Company’s failure to update the Initial Registration Statement or on account of any event described in Section 3(h)) or the inability of any Purchaser to sell the Registrable Securities covered thereby due to market conditions; or (C) the Initial Registration Statement ceases to remain continuously effective as to all Registrable Securities included thereunder, then the Company will make payments to each Purchaser, as liquidated damages and not as a penalty, in an amount equal to 1.0% of such Purchaser’s Investment Amount for the first 30-day period or pro rata for any portion thereof following the date by which such Initial Registration Statement should have been effective and 1.5% of such Purchaser’s Investment Amount for each 30-day period thereafter or pro rata for any portion thereof for which such Initial Registration Statement should have been effective (the “Blackout Period”); provided, that the maximum payments to any Purchaser pursuant to this Section 2(c) shall not exceed 16.0% of such Purchaser’s Investment Amount. Such payments shall constitute the Purchasers’ exclusive monetary remedy for such events, but shall not affect the right of the Purchasers to seek injunctive relief.

(d) Rule 415; Cutback If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in any Registration Statement filed pursuant to the terms and conditions of this Agreement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Purchaser to be named as an “underwriter”, the Company shall use its best efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Purchasers is an “underwriter”. The Purchasers shall have the right to participate or have their counsel participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have their counsel comment on any written submission made to the SEC with respect thereto. No such written submission shall be made to the SEC to which the Required Purchasers’, or, with respect to a Demand Registration, the Requesting Purchasers’ (as such term is defined in Section 2(f)(i) below), counsel reasonably objects. In the event that, despite the Company’s best efforts and compliance with the terms of this Section 2(d), the SEC refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities that the SEC requires to be removed from such Registration Statement, while still including the maximum number of Registrable Securities permitted to be registered by the SEC under such Registration Statement at such time (such removed Registrable Securities, the “Cut Back Shares”), and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Purchaser as an “underwriter” in any Registration Statement without the prior written consent of such Purchaser. Any cut-back imposed on the Purchasers pursuant to this Section 2(d) shall be allocated, first, among all securities that are not Registrable Securities (to the extent previously permitted by the Required Purchasers, or, in the case of a Demand Registration, by the Requesting Purchasers), and second, among the Purchasers on a pro rata basis, unless the SEC Restrictions otherwise require or provide or the Purchasers otherwise agree. In the event of any cut-back imposed on the Purchasers pursuant to this Section 2(d), the Company will use its best efforts to file with the SEC, as promptly as allowed by the SEC, one or more Registration Statements on Form S-1 covering the resale of the Cut Back Shares or such other form available to register for resale the Cut Back Shares. No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is permitted to effect the registration of such Cut Back Shares using Form S-3 in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including the liquidated damages provisions) shall again be applicable to any Cut Back Shares that are not included in a Registration Statement prior to the Restriction Termination Date; provided, however, that (i) the Filing Deadline for any Registration Statement including any Cut Back Shares that have not otherwise been included in a Registration Statement that has been declared effective shall be ten (10) Business Days after such Restriction Termination Date, and (ii) the date by which the Company is required to obtain effectiveness with respect to such Cut Back Shares under Section 2(c) shall be the 120th day immediately after the Restriction Termination Date.

(e) Right to Piggyback Registration.

(i) If at any time following the date of this Agreement that any Registrable Securities remain outstanding the Company proposes for any reason to register any shares of Common Stock under the 1933 Act (other than pursuant to a registration statement on Form S-4 or Form S-8 (or a similar or successor form)) with respect to an offering of Common Stock by the Company for its own account or for the account of any of its stockholders, it shall, unless a holder of Registrable Securities has provided written notice to the Company that it does not want to receive such information, at each such time promptly give written notice to the holders of the Registrable Securities of its intention to do so (but in no event less than thirty (30) days before the anticipated filing date) and, to the extent permitted under the provisions of Rule 415 under the 1933 Act, include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after receipt of the Company’s notice (a “Piggyback Registration”). Such notice shall offer the holders of the Registrable Securities the opportunity to register such number of shares of Registrable Securities as each such holder may request and shall indicate the intended method of distribution of such Registrable Securities.

(ii) Notwithstanding the foregoing, (A) if such registration involves an underwritten public offering, the Purchasers must sell their Registrable Securities to, if applicable, the underwriter(s) at the same price and subject to the same underwriting discounts and commissions that apply to the other securities sold in such offering (it being acknowledged that the Company shall be responsible for other expenses as set forth in Section 2(b)) and subject to the Purchasers entering into customary underwriting documentation for selling stockholders in an underwritten public offering, and (B) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to Section 2(e)(i) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to cause such registration statement to become effective under the 1933 Act, the Company shall deliver written notice to the Purchasers and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration; provided, however, that nothing contained in this Section 2(e) shall limit the Company’s liabilities and/or obligations under this Agreement, including, without limitation, the obligation to pay liquidated damages under this Section 2. Any Purchaser may elect to withdraw such Purchaser’s request for inclusion of Registrable Securities in any Piggyback Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement or the pricing of an underwritten offering, as applicable.

(f) Demand Registration.

(i) At any time and from time to time after the Initial Registration Statement has been declared effective, any Purchaser or group of Purchasers (acting together) that own or control Registrable Securities representing at least fifty percent (50%) of the then-issued and outstanding Registrable Securities (collectively, the “Requesting Purchasers”), may deliver to the Company a written notice (a “Demand Registration Notice”) informing the Company that such Requesting Purchasers require the Company to register for resale some or all of such Requesting Purchasers’ Registrable Securities not otherwise then registered for resale by the Initial Registration Statement (a “Demand Registration”); provided, however, that the Company will not be required to effect more than three (3) Demand Registrations in accordance with this Agreement, including (a) one (1) Demand Registration starting three (3) months after the Closing Date, and (b) two (2) Demand Registrations starting one (1) year after the Closing Date. Upon receipt of the Demand Registration Notice, the Company will use best efforts to file with the SEC as promptly as practicable after receiving the Demand Registration Notice, but in no event more than sixty (60) days following receipt of the Demand Registration Notice, a Registration Statement covering all requested Registrable Securities (the “Demand Registration Statement”), and agrees to use best efforts to cause the Demand Registration Statement to be declared effective by the SEC as soon as practicable following the filing thereof, but in no event later than ninety (90) days after the filing of such Demand Registration Statement. The Company agrees to use best efforts to keep any Demand Registration Statement continuously effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until such time as all of the Registrable Securities covered thereby have been sold (“Minimum Effective Period”).

(ii) Notice to Purchasers. The Company shall give written notice of the proposed filing of any Demand Registration Statement to all Purchasers (other than the Requesting Purchasers) as soon as practicable, and each such Purchaser who wishes to participate in such Demand Registration Statement shall notify the Company in writing within five (5) Business Days after the receipt by such Purchaser of the notice from the Company, and shall specify in such notice the number of Registrable Securities held by such Purchaser to be included in the Demand Registration Statement. Upon the written request of any Purchaser, delivered to the Company no later than five (5) Business Days after the Company’s notice is delivered to such Purchaser (each such Purchaser, a “Joining Purchaser”), to register, on the same terms and conditions as the Registrable Securities otherwise being sold pursuant to such Demand Registration, any of its Registrable Securities, the Company will use its best efforts to cause such Registrable Securities to be included in the Demand Registration Statement proposed to be filed by the Company on the same terms and conditions as any Registrable Securities included therein.

3.
Company Obligations. The Company will use best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a) use best efforts to cause the Initial Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Initial Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Initial Registration Statement may be sold without restriction and without the need for current public information pursuant to Rule 144 (the “Effectiveness Period”) and advise the Purchasers in writing when the Effectiveness Period has expired;

(b) prepare and file with the SEC such amendments and post-effective amendments to any Registration Statement and Prospectus as may be necessary to keep such Registration Statement effective for, with respect to the Initial Registration Statement, the Effectiveness Period and with respect to any Demand Registration Statement, the Minimum Effective Period, and in any case to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered in any Registration Statement;

(c) provide copies to and permit counsel designated by the Purchasers to review each Registration Statement and all amendments and supplements thereto no fewer than seven (7) days prior to their filing with the SEC and not file any Registration Statement or other document to which such counsel reasonably objects;

(d) furnish to the Purchasers and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser that are covered by the related Registration Statement;

(e) use best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f) prior to any public offering of Registrable Securities, use best efforts to register or qualify or cooperate with the Purchasers and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Purchasers and do any and all other acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by any Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g) use best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed or quoted;

(h) immediately notify the Purchasers, at any time prior to the end of the Effectiveness Period or the Minimum Effective Period, as applicable, upon discovery that, or upon the happening of any event as a result of which, any Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i) otherwise use best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Purchasers in writing if, at any time during the Effectiveness Period or Minimum Effective Period, as applicable, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Purchasers are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter);

(j) if during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in the Initial Registration Statement, the Company shall file as soon as reasonably practicable an additional Registration Statement covering the resale by the Purchasers of not less than the number of such Registrable Securities; and

(k) with a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six (6) months after such date as all of the Registrable Securities may be sold without restriction (including without volume or manner-of-sale restrictions) and without the need for current public information by the holders thereof pursuant to Rule 144 or any other rule of similar effect and (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Purchaser upon request, as long as such Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration. The parties agree that nothing contained herein shall limit the Company’s obligations under the Purchase Agreement.

4.
Due Diligence Review; Information. The Company shall make available, upon reasonable advance written notice, during normal business hours, for inspection and review by the Purchasers, advisors to and representatives of the Purchasers (who may or may not be affiliated with the Purchasers and who are reasonably acceptable to the Company), all financial and other records, all SEC Documents (as defined in the Purchase Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Purchasers or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Purchasers and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the accuracy of such Registration Statement.

The Company shall not disclose material nonpublic information to the Purchasers, or to advisors to or representatives of the Purchasers, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Purchasers, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Purchaser wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

5.
Obligations of the Purchasers.

(a) Each Purchaser shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Purchaser of the information the Company requires from such Purchaser if such Purchaser elects to have any of the Registrable Securities included in the Registration Statement. A Purchaser shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Purchaser elects to have any of the Registrable Securities included in the Registration Statement.

(b) Each Purchaser, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) Each Purchaser agrees that, upon receipt of any notice from the Company of the happening of an event pursuant to Section 3(h) hereof, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the applicable Registration Statement covering such Registrable Securities, until the Purchaser is advised by the Company that such dispositions may again be made.

6.
Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless each Purchaser and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Purchaser within the meaning of the 1933 Act (collectively, the “Purchaser Indemnitees”), against any losses, claims, damages or liabilities, joint or several, to which such Purchaser Indemnitee may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act or 1934 Act or any state securities laws in connection with the performance of its obligations under this Agreement; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Purchaser’s behalf and will promptly reimburse such Purchaser Indemnitee for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Purchaser or any such controlling person in writing specifically for use in such Registration Statement or Prospectus. The indemnity provided in this Section 6(a) shall survive the transfer of the Registrable Securities by any Purchaser to any other Person.

(b) Indemnification by the Purchasers. Each Purchaser agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) (collectively, the “Company Indemnitees”) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of a Purchaser be greater in amount than the dollar amount of the proceeds (net of all underwriter’s discounts and expenses paid by such Purchaser in connection with any claim relating to this Section 6 and the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission) received by such Purchaser upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification under Section 6(a) or Section 6(b) (an “Indemnitee”) shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the Indemnitee; provided that any Indemnitee shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Indemnitee or (c) in the reasonable judgment of any such Indemnitee, based upon written advice of its counsel, a conflict of interest exists between such Indemnitee and the indemnifying party with respect to such claims (in which case, if such Indemnitee notifies the indemnifying party in writing that such Indemnitee elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Indemnitee); and provided, further, that the failure of any Indemnitee to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnitees. No indemnifying party will, except with the consent of the Indemnitee, consent to entry of any judgment or enter into any settlement that (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect of such claim or litigation or (ii) includes a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of the Indemnitee.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an Indemnitee or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the Indemnitee as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnitee and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7.
Miscellaneous.

(a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Required Purchasers. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Purchasers.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in the Purchase Agreement.

(c) Assignments and Transfers by Purchasers. The provisions of this Agreement shall be binding upon and inure to the benefit of the Purchasers and their respective successors and assigns. A Purchaser may transfer or assign, in whole or from time to time in part, to one or more persons its rights and obligations hereunder in connection with the transfer of Registrable Securities by such Purchaser to such person, provided that such Purchaser complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected (such transferee, a "permitted transferee").

(d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Purchasers, provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder (and shall have acknowledged such assumption in writing), the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Purchasers in connection with such transaction unless such securities are otherwise freely tradable by the Purchasers after giving effect to such transaction.

(e) Benefits of the Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement and except for any Indemnitee not a party hereto (solely with respect to Section 6).

(f) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or other electronic means, which shall be deemed an original.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(l) Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties to this Agreement fail to comply with any of the obligations imposed on them by this Agreement and that in the event of any such failure, a non-breaching party hereto will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled to injunctive relief, specific performance or other equitable remedies to enforce such obligations, this being in addition to any other remedy to which such Person is entitled at law or in equity. Each of the parties hereto hereby waives any defense that a remedy at law is adequate and any requirement to post bond or other security in connection with actions instituted for injunctive relief, specific performance or other equitable remedies. Each of the parties hereto hereby agrees not to assert that specific performance, injunctive relief and other equitable remedies are unenforceable, violate public policy, invalid, contrary to law or inequitable for any reason. The right of specific performance, injunctive relief and other equitable remedies is an integral part of the transactions contemplated by this Agreement.

(m) Recapitalizations, Exchanges, Etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof

(n) Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Purchasers are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Purchasers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Without limiting the foregoing, no Purchaser has agreed with any other Purchaser, and no term, provision, obligation or agreement of any Purchaser set forth herein shall be deemed to constitute an agreement with any other Purchaser, to act together for the purposes of acquiring, holding, voting or disposing of equity securities of the Company. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained herein was solely in the control of the Company, not the action or decision of any Purchaser, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Purchaser. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and an Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among Purchasers.

(o) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Purchasers in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(p) Prohibition on Filing Other Registration Statements. The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to the Initial Registration Statement that is declared effective by the staff of the Commission, provided that this Section 7(p) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:
IMAGEWARE SYSTEMS, INC.

By: /s/ Kristin Taylor
Name: Kristin Taylor
Title: Chief Executive Officer

The Purchasers:
____________________________________

By:_______________________________
Name:
Title: